PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
	SECURITIES EXCHANGE ACT OF 1934
	(AMENDMENT NO.___)
FILED BY REGISTRANT							[_X_]

FILED BY A PARTY OTHER THAN THE REGISTRANT				[___]

CHECK THE APPROPRIATE BOX:

[_X_]	PRELIMINARY PROXY STATEMENT

[___]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule
      14a-6(e)(2))

[___]	DEFINITIVE PROXY STATEMENT

[___]	DEFINITIVE ADDITIONAL MATERIALS

[___]	SOLICITING MATERIAL PURSUANT TO  240.14a-11(c) or 240.14a-12

	DUPREE MUTUAL FUNDS
	(Name of Registrant as Specified In Its Charter)


	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[_X_]  No fee required

[___]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ____________________________________

2)  Aggregate number of securities to which transaction applies:
    ____________________________________

3)  Per unit price or other underlying value of transaction computed pursuant
    to Exchange Act Rule 0-11:  (Set 	forth the amount on which the filing
    fee is calculated and state how it was determined).__________________

4)  Proposed maximum aggregate value of transaction:
    __________________________________________

5)  Total fee paid:  ____________________________________________________

[___]	Fee paid previously with preliminary materials

[___]	Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    _______________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    _______________________________________________

3)  Filing Party: __________________________________________________________

4)  Date Filed: ____________________________________________________________


	DUPREE MUTUAL FUNDS
	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
	October 29, 1997

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), will be held at the Radisson Plaza Hotel, 369 West Vine Street, Lexington, Kentucky 40507-1636, on Wednesday, October 29, 1997 at 10:00 A. M., Lexington time, for the following purposes:

1.  Election of Trustees
2.  Ratification or rejection of independent certified public accountants
3.  Other business

Shareholders of the Kentucky Tax-Free Income Series only will convene:
4. To approve or reject the adoption on an Investment Advisory Agreement between the Trust and Dupree & Company, Inc., and

Shareholders of the Kentucky Tax-Free Short-to-Medium Series only will convene:
5. To approve or reject the adoption of an Investment Advisory Agreement between the Trust and Dupree & Company, Inc., and

Shareholders of the North Carolina Tax-Free Income Series only will convene:
6.	To approve or reject the adoption of an Investment Advisory Agreement between the Trust and  Dupree & Company, Inc., and

Shareholders of the North Carolina Tax-Free Short-to-Medium Series only will convene:
7.	To approve or reject the adoption of an Investment Advisory Agreement between the Trust and  Dupree & Company, Inc., and

Shareholders of the Tennessee Tax-Free Income Series only will convene:
8.	To approve or reject the adoption of an Investment Advisory Agreement between the Trust and  Dupree & Company, Inc., and

Shareholders of the Tennessee Tax-Free Short-to-Medium Series only will convene:
9.	To approve or reject the adoption of an Investment Advisory Agreement between the Trust and  Dupree & Company, Inc., and

Shareholders of the Intermediate Government Bond Series only will convene:
10.  To approve or reject the adoption of an Investment Advisory Agreement
between the Trust and	Dupree & Company, Inc.

Shareholders are cordially invited to meet with the officers of the Trust prior to the meeting, beginning at 9:30 A.M. at the Radisson Plaza Hotel.

				FRED L. DUPREE, JR.
				Secretary
September 19, 1997
125 South Mill Street
Lexington, Kentucky 40507
	YOUR VOTE IS IMPORTANT!

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.



DUPREE MUTUAL FUNDS
Annual Meeting of Shareholders
October 29, 1997

	PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 29, 1997, and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. Executed proxies that are unmarked will be voted:

for the nominees of the Board of Trustees of the Trust in the election of Trustees, and in favor of the ratification of the selection of independent certified public accountants for the Trust, and for shareholders of the Kentucky Tax-Free Income Series only, in favor of approval of the Investment Advisory Agreement, and for shareholders of the Kentucky Tax-Free Short-to-Medium Series only, in favor of approval of the Investment Advisory Agreement, and for shareholders of the North Carolina Tax-Free Income Series only, in favor of approval of the Investment Advisory Agreement, and for shareholders of the North Carolina Tax-Free Short-to-Medium Series only, in favor of approval of the Investment Advisory Agreement, and for shareholders of the Tennessee Tax-Free Income Series only, In favor of the Investment Advisory Agreement, and for shareholders of the Tennessee Tax-Free Short-to-Medium Series only in favor of the Investment Advisory Agreement, and for shareholders of the Intermediate Government Bond Series only, in favor of the Investment Advisory Agreement.

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

As of September 12, 1997, there were ___________________ shares of beneficial interest of the Trust outstanding, being comprised of:


shares of Kentucky Tax-Free Income Series

shares of Kentucky Tax-Free Short-to-Medium Series

shares of North Carolina Tax-Free Income Series

shares of North Carolina Tax-Free Short-to-Medium Series,

shares of Tennessee Tax-Free Income Series

shares of Tennessee Tax-Free Short-to-Medium Series,

shares of Intermediate Government Bond Series


all having no par value. As of that date no person was known to the Trust to be the beneficial owner of more than five percent of the outstanding shares of the Kentucky Tax-Free Income Series.

As of that date, the following persons were known to the Trust to be beneficial owners of more than five percent of the outstanding shares of the following series:

Name(s) of Share Owners
Amount of Beneficial Ownership Percent of
Shares Held

KY Tax-Free Short-to-Medium Series
shares   %

NC Tax Tax-Free Income Series
shares   %
shares   %
shares   %

NC Tax-Free Short-to-Medium Series
shares   %
shares   %
shares   %


TN Tax-Free Income Series
shares   %
shares   %

TN Tax-Free Short-to-Medium Series
shares   %
shares   %
shares   %
shares   %
shares   %

Intermediate Government Bond Series
shares   %


As of that date, the Trustees and officers of the Trust, as a group beneficially owned, directly or indirectly ______________ shares, representing approximately _____% of the outstanding shares.

A copy of the annual report of Dupree Mutual Funds for the fiscal year ended June 30, 1997, including financial statements, has been mailed to share-holders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 19, 1997, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees, in favor of selection of Ernst & Young, LLP to serve as independent certified public accountants. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 19, 1997.


ELECTION OF TRUSTEES

The Trust's Board of Trustees has nominated the six (6) persons listed below for election as Trustees for the ensuing year, each to hold office until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees, are members of the present Board of Trustees of the Trust. A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.
Two of the nominees, Thomas P. Dupree, Sr. and Fred L. Dupree, Jr. are brothers.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.


Name, Address and
Age of Nominee

Principal Occupations(1)

Shares Beneficially
Owned Directly or
Indirectly, as of
September 12, 1997


THOMAS P. DUPREE, SR.*
125 South Mill Street
Lexington, KY  40507
Age: 67
Chairman of the Board of Dupree & Company, Inc. and Dupree Investment Advisers, Inc. (President until 1996)

	 %

FRED L. DUPREE, JR.*
125 South Mill Street
Lexington, KY  40507
Age: 70

Vice President, Secretary, Treasurer and Director of Dupree & Company, Inc. and Dupree Investment Advisers, Inc.

	 %

LUCY A. BREATHITT
1703 Fairway Drive
Lexington, KY  40502
Age: 60

Alexander Farms, farming: KY Horse Park Foundation Board; KY Horse Park Museum Board.

	 %

WILLIAM A. COMBS, JR.
111 Woodland Avenue, #510
Lexington, KY  40502
Age: 57
Secretary, Treasurer, Director, Dana Motor Company, Cincinnati, OH; Secretary, Treasurer, Director, Freedom Dodge, Lexington, KY; Secretary, Treasurer, Director, Ellerslie Reality, Inc., Lexington, KY; Partner, Forkland
Development Company, Lexington, KY; Partner, Lexland, Lexington, KY; Director, First Security Bank (in organization as of 9/19/97)

	%

ROBERT L. MADDOX
2800 Citizens Plaza
Louisville, KY  40202
Age: 73

Partner, Wyatt, Tarrant & Combs, Louisville, KY, Attorneys; Director, Nugent Sand Company, Louisville, KY; Director, Orr Safety Corp., Louisville, KY; Director, Whip-Mix Corp., Louisville, KY.

	 %

WILLIAM S. PATTERSON
367 West Short Street
Lexington, KY  40507
Age: 65

President, CEO, Cumberland Surety Co., Lexington, KY; President, Patterson & Co., Frankfort, KY (real estate development thoroughbred horse-breeding, farming).

 None
	0.000 %

*	Thomas P. Dupree, Sr. and Fred L. Dupree, Jr. are "interested persons" of the
Trust's Investment Adviser and of the Trust within the meaning of Section
2(a)(19) of the Investment Company Act of 1940 by virtue of their officer-
ship, directorship and/or employment with Dupree Investment Advisers, Inc.
Dupree Investment Advisers, Inc. also serves as the Trust's Transfer
Agent. The other nominees are the non-interested Trustees of the Trust.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.


Name of Person,
Position

Aggregate
Compensation
From Trust

Pension or
Retirement
Benefits Accrued As
Part of Trust
Expenses

Estimated Annual
Benefits Upon Retirement

Total Compensation
From Trust and
Trust Complex
Paid to Trustees


Thomas P. Dupree, Sr.
President, Chairman, Trustee
-0-
None - No Pension or Retirement Plan
None
-0-

Fred L. Dupree, Jr.
Vice President, Secretary, Treasurer, Trustee
-0-
None - No Pension or Retirement Plan
None
-0-


Lucy A. Breathitt
Trustee
$12,000
None - No Pension or Retirement Plan
None
$12,000

William A. Combs, Jr.
Trustee
$12,000
None - No Pension or Retirement Plan
None
$12,000

Robert L. Maddox
Trustee
$12,000
None - No Pension or Retirement Plan
None
$12,000

William S. Patterson
Trustee
$12,000
None - No Pension or Retirement Plan
None
$12,000

The Board of Trustees has authorized the payment of a fee of $12,000 to each of the non-interested Trustees for the fiscal year ending June 30, 1998, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended. Two audit committee meetings are anticipated to be held during the fiscal year ending June 30, 1998.

The Board of Trustees has an audit committee comprised of the four non-interested trustees, but does not have an executive committee or a nominating committee. The audit committee met twice during the fiscal year ended June 30, 1997, with all members in attendance. All nominees attended all of the four meetings of the Board of Trustees during the fiscal year ended June 30, 1997.

At the October 30, 1996 Annual Meeting of Shareholders 55,167,028.259 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 33,695,826.217 shares were present and voting in person or by proxy, for a percentage of 51.06%.

RATIFICATION OR REJECTION OF SELECTION
OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young, LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 1998 will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young, LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 1998.

The affirmative vote of a majority of the Trust's outstanding voting securities is required for ratification of the selection of Ernst & Young, LLP As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of
(a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.

INVESTMENT ADVISORY AGREEMENTS - ALL SERIES

Each series of the Trust has its own Investment Advisory Agreement, and only shareholders of each series vote to approve or reject an Investment Advisory Agreement for that series.

For business and tax reasons, the current Investment Advisor for each series, Dupree Investment Advisers, Inc., will be absorbed by its parent company, Dupree & Company, Inc. Dupree & Company, Inc. was the original Investment Advisor from 1979-1986 of the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc. At the time that the shareholders of the former Kentucky Tax-Free Income Fund, Inc. voted to change its form of business to a business trust, Dupree & Company, Inc. created its subsidiary corporation, Dupree Investment Advisers, Inc. to become the investment advisor for the several series of the Trust which were later created. The creation of Dupree Invest-ment Advisers, Inc. was undertaken at that time by Dupree & Company, Inc. for business and tax reasons associated with that company.

Thomas P. Dupree, Sr., who is Chairman of the Board of Dupree & Company, Inc. and owner of 51% of the stock of Dupree & Company, Inc. (Claire Dupree, Mr. Dupree's wife is the owner of the remaining 49% of the stock of Dupree & Company, Inc.) also serves as Chairman of the Board of Dupree Investment Advisers, Inc. and as President and a member of the Trust's Board of Trustees. William T. Griggs II is President of Dupree & Company, Inc. and Dupree Investment Advisers, Inc. Mr. Griggs also serves as a Vice President of the Trust. Fred L. Dupree, Jr. is Vice President, Secretary, Treasurer and a Director of Dupree & Company, Inc., and holds the same offices with the Trust and Dupree Investment Advisers, Inc. Michelle M. Dragoo and Dorine D. Kelly are Vice Presidents of Dupree & Company, Inc. and Dupree Investment Advisers, Inc. Alison L. Arnold is Assistant Vice President of Dupree & Company, Inc. and Dupree Investment Advisers, Inc. Each of the individuals who serve as officers of Dupree & Company, Inc. will continue in those capacities after Dupree Investment Advisers, Inc. is absorbed by Dupree & Company, Inc.

Each series is currently served by Dupree Investment Advisers Inc., pursuant to agreements previously approved by shareholders of each series. A new agreement is being submitted to the shareholders of each series for approval or rejection.
 The affirmative vote of a majority of the series' outstanding voting securities is required for ratification of the Investment Advisory Agreement. As defined in the Investment Company Act of 1940, the phrase "vote a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. If approved by each series shareholders, the Investment Advisory Agreement for each series will commence November 1, 1997 and continue in effect until October 31, 1998, and thereafter from year to year, if such continuation is specifically approved. At least annually the proposed agreement must be specifically approved by the Trust's Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series' shares, and in either case, also by a vote of a majority of the Trust's Trustees who are not "interested persons" of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940. The proposed agreement is subject to termination by either party without penalty on 60 days written notice to the other, and it terminates automatically in the event of assignment.

Pursuant to each agreement, the Investment Adviser provides investment super-visory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant informa-tion regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each series' assets in a manner consistent with the series' investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series' office needs, maintains each series' books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series' shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust's institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

Under each agreement, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Each agreement permits the Investment Adviser to voluntarily reimburse any series. The Trust currently sells to Kentucky, Indiana, Florida, Tennessee, Texas and North Carolina residents. Kentucky, Florida, Tennessee and North Carolina do not currently impose a limitation upon investment advisory fees charged to mutual funds, but both Indiana and Texas do as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

Kentucky Tax-Free Income Series - Only

APPROVE OR REJECT THE ADOPTION OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND DUPREE & COMPANY, INC.

The Kentucky Tax-Free Income Series is currently served by Dupree Investment Advisers, Inc. pursuant to an agreement approved by the shareholders at their annual meeting on October 11, 1989. The proposed agreement commences on November 1, 1997 and continues in effect until October 31, 1999. The proposed agreement is exactly the same as the current agreement and is described above in the section entitled Investment Advisory Agreements - All Series, except that the advisor will be Dupree & Company, Inc., replacing Dupree Investment Advisers, Inc. Under the proposed agreement, like the current agreement, the Trust has agreed to pay the Investment adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreements, a fee at the annual rate of .50 of 1% of the average daily net asset value up to $100,000,000; .45 of 1% of the average daily net asset value between $100,000,001 and $150,000,000; and
 .40 of 1% of the average daily net assets value in excess of $150,000,001. The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1997 the net asset value of the Kentucky Tax-Free Income Series was $327,303,832. During the fiscal year ending June 30, 1997, the Investment Adviser was paid $1,375,201 by the Trust.

Kentucky Tax-Free Short-to-Medium Series - Only

APPROVE OR REJECT THE ADOPTION OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND DUPREE & COMPANY, INC.

The Kentucky Tax-Free Short-to-Medium Series is currently served by Dupree Investment Advisers, Inc. pursuant to an agreement approved by the shareholders at their annual meeting on October 11, 1989. The proposed agreement commences on November 1, 1997 and continues in effect until October 31, 1999. The proposed agreement is exactly the same as the current agreement and is described above in the section entitled Investment Advisory Agreements -
All Series, except that the advisor will be Dupree & Company, Inc., replacing Dupree Investment Advisers, Inc. Under the proposed agreement, like the current agreement, the Trust has agreed to pay the Investment adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreements, a fee at the annual rate of .50 of 1% of the average daily net asset value up to $100,000,000; .45 of 1% of the average daily net asset value between $100,000,001 and $150,000,000; and .40 of 1% of the average daily net assets value in excess of $150,000,001. The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1997 the net asset value of the Kentucky Tax-Free Short-to-Medium Series was $53,829,429. During the fiscal year ending June 30, 1997, the Investment Adviser was paid $300,340 by the Trust.

North Carolina Tax-Free Income Series - Only

APPROVE OR REJECT THE ADOPTION OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND DUPREE & COMPANY, INC.

The North Carolina Tax-Free Income Series is currently served by Dupree Investment Advisers, Inc. pursuant to an agreement approved by the share-holders at their annual meeting on October 30, 1996. The proposed agreement commences on November 1, 1997 and continues in effect until October 31, 1999.
 The proposed agreement is exactly the same as the current agreement and is described above in the section entitled Investment Advisory Agreements - All Series, except that the advisor will be Dupree & Company, Inc., replacing Dupree Investment Advisers, Inc. Under the proposed agreement, like the current agreement, the Trust has agreed to pay the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreements, a fee at the annual rate of .50 of 1% of the average daily net asset value up to $100,000,000; .45 of 1% of the average daily net asset value between $100,000,001 and $150,000,000; and .40 of 1% of the average daily net assets value in excess of $150,000,001. The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1997 the net asset value of the North Carolina Tax-Free Income Series was $3,586,300. During the fiscal year ending June 30, 1997, the Investment Adviser voluntarily reimbursed the North Carolina Tax-Free Income Series $12,274.

North Carolina Tax-Free Short-to-Medium Series - Only

APPROVE OR REJECT THE ADOPTION OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND DUPREE & COMPANY, INC.

The North Carolina Tax-Free Short-to-Medium Series is currently served by Dupree Investment Advisers, Inc. pursuant to an agreement approved by the shareholders at their annual meeting on October 30, 1996. The proposed agreement commences on November 1, 1997 and continues in effect until October 31, 1999. The proposed agreement is exactly the same as the current agreement and is de-scribed above in the section entitled Investment Advisory Agreements - All Series, except that the advisor will be Dupree & Company, Inc., replacing
Dupree Investment Advisers, Inc. Under the proposed agreement, like the current agreement, the Trust has agreed to pay to the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under agreements, a fee at the annual rate of .50 of 1% of the average daily net asset value up to $100,000,000; .45 of 1% of the average daily net asset value between $100,000,001 and $150,000,000; and .40 of 1% of average daily net asset value in excess of $150,000,001. The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1997 the net asset value of the North Carolina Tax-Free Short-to-Medium Series was $1,458,390. During the fiscal year ending June 30, 1997, the Investment Adviser was paid $6,989 by the Trust. The Investment Adviser voluntarily reimbursed the North Carolina Tax-Free Short-to-Medium Series $8,243.

Tennessee Tax-Free Income Series - Only

The Tennessee Tax-Free Income Series is currently served by Dupree Investment Advisers, Inc. pursuant to an agreement approved by the shareholders at their annual meeting on October 31, 1994. The proposed agreement commences on November 1, 1997 and continues in effect until October 31, 1999. The proposed agreement is exactly the same as the current agreement and is described above in the section entitled Investment Advisory Agreements - All Series, except that the advisor will be Dupree & Company, Inc., replacing Dupree Investment Advisers, Inc. Under the proposed agreement, like the current agreement, the Trust has agreed to pay the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreements, a fee at the annual rate of .50 of 1% of the average daily net asset value up to $100,000,000; .45 of 1% of the average daily net asset value between $100,000,001 and $150,000,000; and .40 of 1% of the average daily net assets value in excess of $150,000,001. The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1997 the net asset value of the Tennessee Tax-Free Income Series was $13,678,238. During the fiscal year ending June 30, 1997, the Investment Adviser was paid $51,432 by the Trust. The Investment Adviser voluntarily reimbursed the Tennessee Tax-Free Income Series $23,339.


Tennessee Tax-Free Short-to-Medium Series - Only

The Tennessee Tax-Free Short-to-Medium Series is currently served by Dupree Investment Advisers, Inc. pursuant to an agreement approved by the shareholders at their annual meeting on October 30, 1995. The proposed agreement commences on November 1, 1997 and continues in effect until October 31, 1999. The proposed agreement is exactly the same as the current agreement and is described above in the section entitled Investment Advisory Agreements - All series, except that the advisor will be Dupree & Company, Inc., replacing
Dupree Investment Advisers, Inc. Under the proposed agreement, like the current agreement, the Trust has agreed to pay the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreements, a fee at the annual rate of .50 of 1% of the average daily net asset value up to $100,000,000; .45 of 1% of the average daily net asset value between $100,000,001 and $150,000,000; and .40 of 1% of the average daily net assets value in excess of $150,000,001. The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1997 the net asset value of the Tennessee Tax-Free Short-to-Medium Series was $2,992,831. During the fiscal year ending June 30, 1997, the Investment Adviser was paid $13,694 by the Trust. The Investment Adviser voluntarily reimbursed the Tennessee Tax-Free Short-to-Medium Series $10,311.

Intermediate Government Bond Series - Only

The Intermediate Government Bond Series is currently served by Dupree Investment Advisers, Inc. pursuant to an agreement approved by the shareholders at their annual meeting on October 21, 1993. The proposed agreement commences on November 1, 1997 and continues in effect until October 31, 1999. The proposed agreement is exactly the same as the current agreement and is described above in the section entitled Investment Advisory Agreements - All Series, except that the advisor will be Dupree & Company, Inc., replacing
Dupree Investment Advisers, Inc. Under the proposed agreement, like the current agreement, the Trust has agreed to pay the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreements, a fee at the annual rate of .20 of 1% of the average daily net asset value. The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1997 the net asset value of the Intermediate Government Bond Series was $8,288,316. During the fiscal year ending June 30, 1997, the Investment Adviser was paid $16,159 by the Trust. The Investment Adviser voluntarily reimbursed the Intermediate Government Bond Series $5,347.

PORTFOLIO TRANSACTIONS

Ordinarily, portfolio securities of the Trust's series are purchased from under-writers at prices that include underwriting fees or from primary market makers acting as principals and selling to the Trust at net prices. In either case, the Trust would not pay any brokerage commission. Transactions placed with brokers serving as primary market makers are executed at prices within the spread between the bid and the asked prices for the securities.

Decisions with respect to the purchase and sale of the Trust's portfolio securities, including the allocation of principal business and portfolio brokerages, are made by the Trust's Investment Adviser, which has discretion-ary authority to implement these decisions by placing orders for the purchase or sale of securities for the Trust's accounts with underwriters, or brokers selected by it for the purpose. However, Dupree & Company, Inc. will not deal with the Trust as principal, or receive brokerage commissions for acting as the Trust's agent, in purchasing and selling securities for the Trust's accounts. Purchases and sales of securities for the Trust's portfolios, as well as allocation of brokerage are reviewed quarterly by the Trust's Board of Trustees.

The Investment Adviser has advised the Trust that, in placing orders for the purchase and sale of the Trust's portfolio securities, it seeks execution at the most favorable prices through responsible brokers and, in agency transactions, at competitive commission rates. The Investment Adviser has also advised the Trust that, in selecting broker-dealers to execute the Trust's portfolio transactions, it gives consideration to such factors as the price of the security, the rate of commission, if any, the size and difficulty of the order, the reliability, integrity, financial condition and general execution and operating capabilities of competing brokers, and the brokerage and research services which they provide to Investment Adviser or to the Trust.

The Investment Adviser has further advised the Trust that it does not award brokerage on the Trust's portfolios to brokers who charge higher commissions because of research services they provide. However, under both agreements, the Trust has authorized the Investment Adviser to adopt a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Under such policy, a broker furnishing research services could be paid a higher commission than the commission that would be paid to another broker which either does not furnish research services or furnishes research services deemed to be of lesser value, if such higher commission is deemed to be reasonable in relation to the value of the brokerage and research services provided by the broker charging it, either in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser with respect to the account as to which it exercises investment discretion.

Whether and to what extent net prices or commissions charged by brokers selected by the Investment Adviser reflect an element of value for research services cannot presently be determined. The extent that research services of value are provided by brokers with or though which it places the Trust's portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear. Research services furnished by brokers could be useful and of value to the Investment Adviser in serving its other clients as well as the Trust, but, on the other hand, research services obtained by the Investment Adviser as a result of placing portfolio brokerage of other clients could be useful and of value to it in serving the Trust.

Because the Trust's shares are not sold through intermediary brokers, it is not the practice of the Investment Adviser to allocate principal business or portfolio brokerage on the basis of such sales. However, brokers effecting purchases of the Trust's shares for their customers may participate in principal transactions or brokerage allocated as described in the preceding paragraphs.

The Trust's Board of Trustees has considered with the Investment Adviser the possibility that the Investment Adviser might seek to "recapture" underwriting discounts and selling group concessions that the Trust pays when the Trust purchases securities in underwriting. Recapture would involve the payment by underwriters and brokers of a portion of their discounts and concessions to the Investment Adviser which would then apply some of all of these payments toward the reduction of the Investment Advisory fees due from the Trust. The economic effect of recapture would be to reduce the Trust's cost of acquiring securities in underwriting.

As applied to underwriting of municipal securities, recapture presents a number of difficult legal questions that have been considered, but not yet resolved, by the federal courts, the Securities and Exchange Commission, the National Association of Securities Dealers and the Municipal Securities Rulemaking Board. In view of the uncertainties, the Trust's Trustees have concluded that it is not appropriate at this time to request the Investment Adviser to take the steps necessary to produce recapture of underwriting discounts and selling group concessions. However, it is the intention of the Trust's
Trustees to reconsider the issue when the related legal questions have been resolved.

The Trust understands that, in purchasing municipal securities in underwriting, certain investors have negotiated the elimination of all or a portion of the selling group concession, and, in rare instances, the underwriting discount. This practice also raises legal questions that have not yet been resolved.
The Investment Adviser has advised the Trust that it will engage in similar negotiations on its behalf, if and to the extent it is feasible to do so.


OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

SHAREHOLDERS' PROPOSALS

If a shareholder wishes to present a proposal at the 1998 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust's Lexington office prior to May 22, 1998. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.








THIS IS YOUR PROXY BALLOT, PLEASE:



1.  Complete the reverse side

2.  Have all owner's sign as designated

3.  Tear the proxy at the perforation, and

4.  Return your proxy in the reply envelope provided.



Your Vote is Important. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder's meeting.


COMMENTS:







PROXY
DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ANNUAL MEETING TO BE HELD AT THE RADISSON PLAZA HOTEL, 369 WEST VINE STREET, LEXINGTON, KY 40507-1636 AT 10:00 A.M., LEXINGTON TIME, OCTOBER 29, 1997

The signed hereby constitutes and appoints THOMAS P. DUPREE, SR. and FRED L. DUPREE, JR. and each of them, with full power of substitution, to represent the SIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the "Trust") to be held at the Radisson Plaza Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on October 29, 1997 at 10:00 A.M., Lexington time, and at any adjournments thereof, and there at to vote all of the shares of the Trust which the signed would be entitled to vote, with all powers the signed would possess if personally present, in accordance with the following instructions:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
INSTRUCTED HEREIN BY THE SIGNED SHAREHOLDER.

IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED:

FOR THE ELECTION OF THE NOMINEES AS TRUSTEES,

IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AND

IN FAVOR OF APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT OF THE
RELEVANT SERIES.



DUPREE MUTUAL FUNDS - ANNUAL MEETING TO BE HELD AT THE RADISSON PLAZA HOTEL, 369 WEST VINE STREET, LEXINGTON, KY 40507-1636 AT 10:00 A.M., LEXINGTON TIME, OCTOBER 29, 1997

(1) Election Of Trustees, please indicate your vote :----------------------> The Nominees are:
Thomas P. Dupree, Sr.		William A. Combs, Jr.
Fred L. Dupree, Jr.		Robert L. Maddox
Lucy A. Breathitt		William S. Patterson

Cumulative voting rights will be exercised in the election of Trustees. Total proxy votes as to this issue will be distributed among those individuals selected.

(2) Ratification or rejection of selection of Independent Certified Public Accountants------------------------------------------------------------------>
ratification of the selection of Ernst & Young, LLP to serve as independent certified public accountants for the Trust for the fiscal year ending June 30, 1998.

(3)  Other Business--------------------------------------------------------->
use of their discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

Shareholders of EACH SERIES of the Trust will convene SEPARATELY to approve or reject the adoption of:

(4)  Shareholders of:   KENTUCKY Tax-Free Income Series ONLY --------------->
(5)  Shareholders of:   KENTUCKY Tax-Free Short-to-Medium Series ONLY ------>

(6)  Shareholders of:   NORTH CAROLINA Tax-Free Income Series ONLY ---------->
(7)  Shareholders of:   NORTH CAROLINA Tax-Free Short-to-Medium Series ONLY ->

(8)  Shareholders of:   TENNESSEE Tax-Free Income Series ONLY --------------->
(9)  Shareholders of:   TENNESSEE Tax-Free Short-to-Medium Series ONLY ------>

(10)  Shareholders Of:   Intermediate GOVERNMENT BOND Series ONLY ----------->

Your shares will be voted as indicated. If signed and no direction is provided for a given item, it will be voted as indicated on the reverse.


DUPREE MUTUAL FUNDS - ANNUAL MEETING: 10:00 A.M., OCTOBER 29, 1997

Election Of Trustees
___   FOR ALL Trustees as nominated
___   WITHHOLD authority to vote for any individual nominee, write the name of the nominee(s) to withhold below.



___     WITHHOLD ALL Nominees - (ABSTAIN FROM)

___ FOR ____ 	AGAINST		____ 	ABSTAIN FROM
Ratification or rejection of selection of Independent Certified Public
Accountants

___	FOR ____  AGAINST		____	 ABSTAIN FROM
Other Business

An Investment Advisory Agreement between the Trust and Dupree & Company, Inc.
____ 	FOR	____ 	AGAINST		____ 	ABSTAIN FROM
____ 	FOR	____ 	AGAINST		____ 	ABSTAIN FROM

___  FOR ____		AGAINST		____	ABSTAIN FROM
___  FOR	____ 	AGAINST		____	ABSTAIN FROM

___ FOR	____ 	AGAINST		____	 ABSTAIN FROM
___ FOR	____ 	AGAINST		____ 	ABSTAIN FROM

___ FOR	____	 AGAINST 	____ 	ABSTAIN FROM
approval of an Investment Advisory Agreement by the applicable Series. Vote only for one Series, i.e. the Series appropriate for this account.


____  Check this box if you plan to attend the meeting:   # _____  Attending

The signed hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated September 19, 1997.
ALL Joint owners must sign.


Signed:_____________________________________ Dated: _____________


Signed:_____________________________________ Dated: _____________
When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.